Exhibit 99.4

FORM OF NOTE PURCHASE AGREEMENT

- Series E, Tranche 7 -

THIS NOTE PURCHASE AGREEMENT (the “Agreement”) is made as of the [__] day of December 2012 by and between Advaxis, Inc., a Delaware corporation (the “Company”), and the investor identified on the signature pages hereto (including its successors and assigns, the “Investor”).

WHEREAS, the Investor is willing to lend the Company the amount set forth on the Investor’s signature page attached hereto, which loan is evidenced by a promissory note, in substantially the form attached hereto as Exhibit A (the “Note”), which is convertible into shares of the Company’s common stock, $0.001 par value (the “Common Stock”), in accordance with the terms of this Agreement and such Note;

WHEREAS, upon the terms and condition stated in the Agreement and pursuant to Section 4(2) of the 1933 Act (as defined below) and Rule 506 promulgated thereunder, the Investor wishes to purchase, and the Company wishes to sell, (i) a Note with a principal amount equal to the Principal Amount set forth on the Investor’s signature page attached hereto (the shares of Common Stock issuable upon conversion of the Note, collectively, the “Conversion Shares”), subject to adjustment thereunder. The Note, together with the Conversion Shares, are referred to herein as the “Securities” and the offering contemplated hereby is referred to herein as the “Offering”; and

WHEREAS, the parties have agreed that the obligation to repay the Note shall be an unsecured obligation of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises and the mutual agreements, representations and warranties, provisions and covenants contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

1.          Purchase and Sale of Note. On the Closing Date (as hereinafter defined), subject to the terms and conditions of this Agreement, the Investor hereby agrees to purchase and the Company hereby agrees to sell and issue, a Note in the aggregate initial principal amount of $100,000.00.

2.          Purchase Price. The purchase price for the Investor of the Note to be purchased by the Investor at the Closing shall be the amount set forth on the Investor’s signature page attached hereto (the “Purchase Price”). At the Closing, the Investor shall fund its Purchase Price by wire transfer of immediately available funds to the account specified on Schedule I attached hereto.

3.          The Closing. Subject to the conditions set forth below, the purchase and sale of the Note shall take place at the offices of Greenberg Traurig, LLP, The MetLife Building, 200 Park Avenue, New York, New York 10166, on the date hereof or at such other time and place as the Company and the Investor mutually agree (the “Closing” and the “Closing Date”). At the Closing, the Company shall deliver to the Investor: (i) this Agreement duly executed by the Company; and (ii) the Investor’s original Note in the principal amount set forth on the Investor’s signature page attached hereto and registered in the name of the Investor. At the Closing, the Investor shall deliver to the Company (i) this Agreement duly executed by the Investor; (ii) evidence, reasonably satisfactory to the Company, that the Purchase Price has been delivered to the Company, and (iii) an executed IRS Form W-9.

4.          Closing Conditions; Certain Covenants.

4.1          Conditions to the Investor’s Obligations. The obligation of the Investor to purchase the Note to be issued to the Investor at the Closing is subject to the fulfillment, to the Investor’s reasonable satisfaction, prior to or at the Closing, of each of the following conditions:

(a)          Representations and Warranties. The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on the date hereof and on and as of the Closing Date as if made on and as of such date.

(b)          Note. At the Closing, the Company shall have tendered to the Investor the Note and other deliverables set forth herein.

(c)          No Actions. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

(d)          Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Investor, and the Investor shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

4.2          Conditions to the Company’s Obligations. The obligation of the Company to sell and issue the Note to the Investor at the Closing is subject to the fulfillment, to the Company’s reasonable satisfaction, prior to or at the Closing in question, of each of the following conditions:

(a)          Representations and Warranties. The representations and warranties of the Investor contained in this Agreement (other than Section 6.2 and 6.3) shall be true and correct in all material respects on the date hereof and on and as of the Closing Date as if made on and as of such date. The representations of the Investor contained in Sections 6.2 and 6.3 shall be true and correct in all respects on the date hereof and on and as of the Closing Date as if made on and as of such date.

(b)          Purchase Price. At the Closing, the Investor shall have tendered to the Company the Purchase Price by wire transfer of U.S. dollars and immediately available funds in accordance with the instructions set forth on Schedule I attached hereto.

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(c)          Deliverables. At the Closing, the Investor shall have tendered to the Company the appropriate deliverables set forth herein.

(d)          No Actions. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit, or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

(e)          Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Company and the Company shall have received all such counterpart originals or certified or other copies of such documents as the Company may reasonably request.

4.3          Securities Law Disclosure; Publicity. The Company shall by 9:30 a.m. (New York City time) on the business day immediately following the date hereof, issue a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby, and including the Transaction Documents as exhibits thereto. From and after the issuance of such Current Report on Form 8-K, the Company represents to the Investor that the Company shall have publicly disclosed all material, non-public information delivered to the Investor by the Company or any of its subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Investor, or include the name of the Investor in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of the Investor, except: (a) as required by federal securities law in connection with (i) any registration statement and (ii) the filing of final Transaction Documents with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Investor with prior notice of such disclosure permitted under this clause (b).

4.4          Legends. The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144 (as defined below), to the Company or to an affiliate of the Investor or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the 1933 Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of the Investor under this Agreement. The Investor understands that the certificates or other instruments representing the Note and the stock certificates representing the Conversion Shares, except as set forth below, shall bear any legends as required by applicable state securities or “blue sky” laws in addition to a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

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NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A FORM GENERALLY ACCEPTABLE TO THE COMPANY’S LEGAL COUNSEL, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

The Company shall use its reasonable best efforts to cause its transfer agent to remove the legend set forth above and to issue a certificate without such legend to the holder of the Securities upon which it is stamped, or to issue to such holder by electronic delivery at the applicable balance account at the Depository Trust Company, unless otherwise required by state securities or “blue sky” laws, at such time as (i) such Securities are registered for resale under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a form generally acceptable to the Company’s legal counsel, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the 1933 Act, or (iii) such holder provides the Company and its legal counsel with reasonable assurance in writing that the Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A. The Company agrees that, following the Effective Date or at such time as such legend is not required pursuant to this Section 4.4, the Company shall, no later than three Trading Days following the delivery by the Investor to the Company or the Company’s transfer agent of a certificate representing Conversion Shares issued with a restrictive legend (such third Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to the Investor a certificate representing such shares that is free from all restrictive and other legends. In addition to any other rights available to the Investor, if the Company fails to cause the Company’s transfer agent to transmit to the Investor a certificate or the certificates representing such Conversion Shares on or before the Legend Removal Date, and if after such date the Investor is required by its broker to purchase (in an open market transaction or otherwise) or the Investor’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Investor of such Conversion Shares which the Investor anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Investor the amount, if any, by which (x) the Investor’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Conversion Shares that the Company was required to deliver to the Investor in such legend removal times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) deliver to the Investor the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder (the “Buy-In Liquidated Damages”). For example, if the Investor purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Investor $1,000. The Investor shall provide the Company written notice indicating the amounts payable to the Investor in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss.

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5.          Representations and Warranties of the Company. Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to the Investor:

5.1          Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

5.2          Capitalization and Voting Rights. The authorized capital of the Company as of the date hereof consists of (i) 5,000,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”), of which  740  are presently issued and outstanding, and (ii) 1,000,000,000 shares of Common Stock, of which 417,716,674 shares of Common Stock were issued and outstanding as of December 5, 2012. The Company has not issued any capital stock since its most recently filed periodic report under the 1934 Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the 1934 Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investor) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities.

5.3          Authorization; Enforcement. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, and the performance of all obligations of the Company hereunder, and the authorization (or reservation for issuance), sale and issuance of the Note and the Common Stock into which the Note is convertible, have been taken on or prior to the date hereof. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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5.4          Valid Issuance of the Conversion Shares; Reservation of Shares. The Note is duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, and free and clear of all Liens imposed by the Company other than restrictions on transfer under this Agreement and under applicable state and federal securities laws. Conversion Shares when issued and delivered in accordance with the terms of this Agreement and the Note, as applicable, for the consideration expressed herein and therein, will be duly and validly issued, fully paid and non-assessable and free and clear of all Liens imposed by the Company other than restrictions on transfer under this Agreement and under applicable state and federal securities laws. The Company has reserved from its duly authorized capital stock a sufficient number of shares of Common Stock for issuance of the Conversion Shares.

5.5          Offering. Subject to the truth and accuracy of the Investor’s representations set forth in Section 6 of this Agreement, the offer and issuance of the Note, together with the Conversion Shares, as contemplated by this Agreement are exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the qualification or registration requirements of state securities laws or other applicable blue sky laws. Neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemptions.

5.6          Public Reports. The Company is current in its filing obligations under the 1934 Act, including without limitation as to its filings of Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (collectively, the “Public Reports”). The Public Reports do not contain any untrue statement of a material fact or omit to state any fact necessary to make any statement therein not misleading. The financial statements included within the Public Reports for the fiscal year ended October 31, 2010, for the fiscal year ended October 31, 2011 and for each quarterly period thereafter (the “Financial Statements”) have been prepared in accordance with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods indicated and with each other, except that unaudited Financial Statements may not contain all footnote required by generally accepted accounting principles. The Financial Statements fairly present, in all material respects, the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject in the case of unaudited Financial Statements to normal year-end audit adjustments.

5.7          Compliance With Laws. The Company has not violated any law or any governmental regulation or requirement which violation has had or would reasonably be expected to have a Material Adverse Effect on its business and the Company has not received written notice of any such violation.

5.8          Violations. The consummation of the transactions contemplated by this Agreement and all other documents and instruments required to be delivered in connection herewith and therewith, including without limitation, the Note, will not result in or constitute any of the following: (a) a violation of any provision of the certificate of incorporation, bylaws or other governing documents of the Company; (b) a violation of any provisions of any applicable law or of any writ or decree of any court or governmental instrumentality; (c) a default or an event that, with notice or lapse of time or both, would be a default, breach, or violation of a lease, license, promissory note, conditional sales contract, commitment, indenture, mortgage, deed of trust, or other agreement, instrument, or arrangement to which the Company is a party or by which the Company or its property is bound; (d) an event that would permit any party to terminate any agreement or to accelerate the maturity of any indebtedness or other obligation of the Company; or (e) the creation or imposition of any lien, pledge, option, security agreement, equity, claim, charge, encumbrance or other restriction or limitation on the capital stock or on any of the properties or assets of the Company.

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5.9          Consents; Waivers. No consent, waiver, approval or authority of any nature, or other formal action, by any person, firm or corporation, or any agency, bureau or department of any government or any subdivision thereof, not already obtained, is required in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions provided for herein and therein.

5.10          Acknowledgment Regarding Investor’s Purchase of Securities. The Company acknowledges and agrees that the Investor is acting solely in the capacity of arm’s length purchaser with respect to this Agreement, the Note, and any other documents entered into in connection herewith (collectively, the “Transaction Documents”) and the transactions contemplated hereby and thereby and that the Investor is not (i) an officer or director of the Company, (ii) an “affiliate” of the Company (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule thereto) (“Rule 144”)) or (iii) to the knowledge of the Company, a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the 1934 Act). The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by the Investor or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Investor’s purchase of the Securities. The Company further represents to the Investor that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

5.11          Sarbanes-Oxley Act. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof.

5.12          Absence of Litigation. Other than a suit currently being brought forth by a former employee claiming racial discrimination (which the Company has declared that there is no substance in such lawsuit), there is no material action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, the Common Stock or any of the Company’s officers or directors in their capacities as such.

5.13          Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the Public Reports, except as specifically disclosed in a subsequent Public Report filed prior to the date hereof: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement or as set forth on Schedule 3.1(i), no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

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5.14          Intellectual Property. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the Public Reports as necessary or required for use in connection with their respective businesses and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of, and the Company has not received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. The Company has not received, since the date of the latest audited financial statements included within the Public Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

5.15          Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided the Investor or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Investor will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Investor regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that the Investor does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 6 hereof.

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5.16          No Integrated Offering. Assuming the accuracy of the Investor’s representations and warranties set forth in Section 6, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the 1933 Act which would require the registration of any such securities under the 1933 Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

5.17          Seniority. As of the Closing Date, no Indebtedness or other claim against the Company is senior to the Note in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness secured by purchase money security interests (which is senior only as to underlying assets covered thereby) and capital lease obligations (which is senior only as to the property covered thereby).

5.18          Bankruptcy Status; Indebtedness. The Company has no current intention or expectation to file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. Schedule 5.18 sets forth as of the date hereof all outstanding secured and unsecured Indebtedness (as defined below) of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $200,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $200,000 due under leases required to be capitalized in accordance with GAAP. The Company is not in default with respect to any Indebtedness.

5.19          Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company’s placement agent in connection with the placement of the Securities.

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5.20          FDA. As to each product subject to the jurisdiction of the U.S. Food and Drug Administration (“FDA”) under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder (“FDCA”) that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company or any of its Subsidiaries (each such product, a “Pharmaceutical Product”), such Pharmaceutical Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by the Company in compliance with all applicable requirements under FDCA and similar laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, except where the failure to be in compliance would not have a Material Adverse Effect. There is no pending, completed or, to the Company's knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any of its Subsidiaries, and none of the Company or any of its Subsidiaries has received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Pharmaceutical Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Pharmaceutical Product, (iii) imposes a clinical hold on any clinical investigation by the Company or any of its Subsidiaries, (iv) enjoins production at any facility of the Company or any of its Subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company or any of its Subsidiaries, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company or any of its Subsidiaries, and which, either individually or in the aggregate, would have a Material Adverse Effect. The properties, business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA. The Company has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the Company nor has the FDA expressed any concern as to approving or clearing for marketing any product being developed or proposed to be developed by the Company.

6.          Representations and Warranties of the Investor. The Investor hereby represents, warrants and covenants that:

6.1          Authorization. The Investor has full power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby and has taken all action necessary to authorize the execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby.

6.2          No Public Sale or Distribution. The Investor is (i) acquiring the Note and (ii) upon conversion of the Note will acquire the Conversion Shares for its own account, not as a nominee or agent, and not with a view towards, or for resale in connection with, the public sale or distribution of any part thereof, except pursuant to sales registered or exempted under the 1933 Act. The Investor is acquiring the Securities hereunder in the ordinary course of its business. The Investor does not presently have any contract, agreement, undertaking, arrangement or understanding, directly or indirectly, with any individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof (a “Person”) to sell, transfer, pledge, assign or otherwise distribute any of the Securities.

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6.3          Accredited Investor Status; Investment Experience. The Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D. The Investor can bear the economic risk of its investment in the Securities, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Securities.

6.4          Reliance on Exemptions. The Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

6.5          Information. The Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Investor. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by the Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained herein. The Investor understands that its investment in the Securities involves a high degree of risk. The Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. The Investor is relying solely on its own accounting, legal and tax advisors, and not on any statements of the Company or any of its agents or representatives, for such accounting, legal and tax advice with respect to its acquisition of the Securities and the transactions contemplated by this Agreement.

6.6          No Governmental Review. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

6.7          Validity; Enforcement; No Conflicts. This Agreement and each Transaction Document to which the Investor is a party have been duly and validly authorized, executed and delivered on behalf of the Investor and shall constitute the legal, valid and binding obligations of the Investor enforceable against the Investor in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. The execution, delivery and performance by the Investor of this Agreement and each Transaction Document to which the Investor is a party and the consummation by the Investor of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of the Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities or “blue sky” laws) applicable to the Investor, except in the case of clause (ii) above, for such conflicts, defaults or rights which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Investor to perform its obligations hereunder.

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6.8          Residency. The Investor is a resident of that jurisdiction specified on the Investor’s signature page hereto.

6.9          Company Has No Senior Indebtedness Outstanding. The Investor acknowledges that the Company has no outstanding currently secured Indebtedness that is senior in right of payment.Use of Proceeds. The Investor acknowledges that the Company will use the proceeds received from the purchase of the Note for, among other things, (i) costs and expenses relating to the Company’s Phase II Clinical Studies in cervical cancer and CIN, (ii) costs and expenses relating to the sale of the Note, and (iii) general working capital purposes.

7.          Rule 144 Availability; Public Information. At all times during the period commencing on the six (6) month anniversary of the Closing Date and ending at such time that all of the Securities can be sold without the requirement to be in compliance with Rule 144(c) (1) and otherwise without restriction or limitation pursuant to Rule 144, the Company shall use its commercially reasonable efforts to ensure the availability of Rule 144 to the Investor with regard to the Conversion Shares, including compliance with Rule 144(c)(1). At any time during the period commencing from the six (6) month anniversary of the Closing Date and ending on the first anniversary of the Closing Date, if the Company shall fail for any reason to satisfy the current public information requirement under Rule 144(c) (a “Public Information Failure”) then, in addition to the Investor’s other available remedies, the Company shall pay to the Investor, in cash, as liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the Securities, an amount in cash equal to one percent (1.0%) of the aggregate Purchase Price of the Investor’s Securities on the day of a Public Information Failure and on every thirtieth (30th) day (pro rated for periods totaling less than thirty days) thereafter until the earlier of (a) the date such Public Information Failure is cured and (b) such time that such public information is no longer required for the Investor to transfer the Underlying Shares pursuant to Rule 144. The payments to which the Investor shall be entitled pursuant to this Section 4.3(b) are referred to herein as “Public Information Failure Payments.” Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (ii) the third (3rd) Trading Day after the event or failure giving rise to the Public Information Failure Payments is cured.

8.          Indemnification. The Company agrees to indemnify, hold harmless, reimburse and defend the Investor, and its officers, directors, agents, affiliates, members, managers, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Investor or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any representation or warranty by Company in this Agreement or in any exhibits or schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and the Investor relating hereto. Notwithstanding anything herein to the contrary, in no event shall the Company be liable to the Investor (in the aggregate) for more than the Purchase Price paid by the Investor.

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9.           [RESERVED].

10.          [RESERVED].

11.          [RESERVED]

12.          [RESERVED].

13.          Miscellaneous

13.1          Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of the Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

13.2          Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

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13.3          Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

13.4          Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to (a) in the case of the Company to Advaxis, Inc., 305 College Road East, Princeton, New Jersey 08540, Attention: Mark J. Rosenblum, with a copy (which shall not constitute notice) to Greenberg Traurig, LLP, The MetLife Building, 200 Park Avenue, New York, NY 10166, Attention: Robert H. Cohen, Esq.; Fax#: (212) 801-6400 or (b) in the case of the Investor, to the address as set forth on the signature page of the Investor attached hereto or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

13.5          Finder’s Fees. Except for fees payable to Maxim Group, LLC, each party represents that it neither is nor will be obligated for any finders’ fee or commission in connection with this transaction. The Company shall indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

13.6          Amendments and Waivers. No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Company and the Investor.

13.7          Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

13.8          Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

13.9          Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

13.10          Interpretation. Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders, (c) “including” has the inclusive meaning frequently identified with the phrase “but not limited to” and (d) references to “hereunder” or “herein” relate to this Agreement.

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13.11          Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Investor and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

13.12          Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any conversion or exercise notice delivered by the Investor), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Investor.

14.          Additional Defined Terms. In addition to the terms defined elsewhere in this Agreement and the Note, the following terms have the meanings set forth in this Section 15:

14.1          “1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

14.2          “Commission” means the United States Securities and Exchange Commission.

14.3          “Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any Convertible Security, Option or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

14.4          “Convertible Securities” means any shares or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock.

14.5          “Effective Date” means the earliest of the date that (a) all of the Conversion Shares have been sold pursuant to Rule 144 or may be sold pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions or (b) following the one year anniversary of the Closing Date provided that a holder of Conversion Shares is not an Affiliate of the Company, all of the Conversion Shares may be sold pursuant to an exemption from registration under Section 4(1) of the 1933 Act without volume or manner-of-sale restrictions.

14.6          “Liens” means a lien, charge pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

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14.7          “Material Adverse Effect” means (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document.

14.8          “Options” means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

14.9          “Trading Day” means any day on which the Common Stock is traded on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Investor.

14.10          “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE AMEX, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTCQB Marketplace or the OTC Bulletin Board (or any successors to any of the foregoing).

14.11          “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b)  if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets Group, Inc. (formally Pink Sheets LLC) (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Investor and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

[SIGNATURES ON THE FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

THE COMPANY

ADVAXIS, INC.

By:	____________________________________
Name: Thomas A. Moore
Title: Chairman/ CEO

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

INVESTOR:

HANOVER HOLDINGS I, LLC

By:
Name:
Title:

EIN#

Purchase Price: $[__]

Principal Amount of Note: $

Conversion Shares:

SCHEDULE I

Wire Transfer Instructions